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                                                                    Exhibit 20.1


                         Chase Manhattan Bank USA, N.A.
                             Noteholders Statement

                      Chase Credit Card Owner Trust 2002-5


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Section 7.3 Indenture                                                          Distribution Date:                     7/15/2004
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(i)   Amount of the distribution allocable to principal of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

      Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

(ii)  Amount of the distribution allocable to the interest on the Notes
            Class A Note Interest Requirement                       937,125.00
            Class B Note Interest Requirement                        93,260.42
            Class C Note Interest Requirement                       164,156.25
                      Total                                       1,194,541.67

      Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
            Class A Note Interest Requirement                          1.11563
            Class B Note Interest Requirement                          1.33229
            Class C Note Interest Requirement                          1.82396

(iii) Aggregate Outstanding Principal Balance of the Notes
            Class A Note Principal Balance                         840,000,000
            Class B Note Principal Balance                          70,000,000
            Class C Note Principal Balance                          90,000,000

(iv)  Amount on deposit in Owner Trust Spread Account            10,000,000.00

(v)   Required Owner Trust Spread Account Amount                 10,000,000.00


                                                            By:
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                                                                Name:  Patricia M. Garvey
                                                                Title: Vice President
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